Exhibit 4.1

NUMBER	VANGUARD	SHARES

ENERGY CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

AUTHORIZED: 50,000,000 COMMON SHARES,	SEE REVERSE FOR
$0.00001 PAR VALUE PER SHARE	CERTAIN DEFINITIONS

This Certifies That

is the owner of

Fully Paid and Non-Assessable Shares of Common Stock, $0.00001 Par Value of

VANGUARD ENERGY CORPORATION

transferable on the books of this Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Colorado, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be singed by the facsimile signature of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/ Warren M. Dillard	/s/ Steven M. Powers
President	Secretary

Countersigned:

CORPORATE STOCK TRANSFER, INC.

3200 Cherry Creek South Drive, Suite 430

Denver, CO 80209

By
Transfer Agent and Registrar Authorized Officer
Vanguard Certificate 5-9-11

VANGUARD ENERGY CORPORATION

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties	UNIF GIFT MIN ACT	-	Custodian
JT TEN	-	as joint tenants with right			(Cust)	(Minor)
		of survivorship and not as			under Uniform Gifts to Minors
tenants in common

Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,                                                                         hereby sells, assigns and transfers unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                                                                                                                             Shares of the Common Stock represented by the within Certificate and do hereby irrevocable constitute and appoint

                                                                                                                                                                                                  Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:                                       20                        ,

Signature: X
Signature(s) Guaranteed:
Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Vanguard Back of Cert 5-9-11